The Project Group, Inc.

                             SELLING AGENT AGREEMENT

                                                       Dated as of March 1, 2004


First Montauk Securities Corp.
Parkway 109 Office Center
328 Newman Springs Road
Red Bank, New Jersey 07701

Gentlemen:

                  The Project Group, Inc. (the "Company") proposes to offer for sale (the "Offering") in a private offering pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and/or Regulation D promulgated by the Securities and Exchange Commission thereunder, an aggregate of up to $1,500,000 of units comprised of up to 1,500 shares of preferred stock and common stock warrants, at a subscription price of $1000.00 per unit (the "Securities"). The Offering and terms of the securities are more fully described in the Term Sheet date as of February 18, 2004 executed by the Company and First Montauk Securities Corp. Offers and sales of the Securities shall be to Accredited Investors (as defined in Regulation D.) This letter agreement shall confirm our agreement concerning First Montauk Securities Corp. acting as exclusive selling or placement agent (the "Selling Agent" or "FMSC")) in connection with the sale of the Securities.

                  l. Appointment of Selling Agent.

                  On the basis of the representations and warranties contained herein, and subject to the terms and conditions set forth herein, the Company hereby appoints First Montauk Securities Corp. as exclusive selling agent/placement agent and grants to FMSC the right to offer, as its agent, the Securities pursuant to the terms of this Agreement. On the basis of such representations and warranties, and subject to such conditions, FMSC hereby accepts such appointment and agree to use its reasonable best efforts to secure subscriptions to purchase up to $1,500,000 of subscriptions for Securities. The Company understands that the Selling Agent is being retained to obtain subscriptions on a "best efforts" basis and has not guaranteed the sale of any Securities.

                  2. Terms of the Offering.

                           (a) The Offering shall consist of up to $1,500,000 of
units, consisting of (i) 1,500 shares of Series B 4% Redeemable Preferred Stock, with an issue price of $1,000 per share and (ii) 6,500 redeemable common stock warrants for each share of preferred stock, all as more described in the term sheet, which is deemed a part hereof. The Offering is being made on a "best efforts" basis with no minimum offering amount. The offering shall be completed in two tranches of up to $750,000 each, as more fully described in the Term Sheet. In the event a subscription is not accepted, such rejected subscription funds will be returned to the subscriber without interest or deduction.

                           (b) The Company has prepared a Securities Purchase
Agreement, Certificate of Designation for the Series B Stock and form of Warrant to be delivered to all prospective investors. The Securities Purchase Agreement, Certificate of Designation and form of Warrant, including all supplements, exhibits and appendices thereto and documents delivered therewith, are referred to herein as the "Documents" and shall include any supplements or amendments in

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accordance with this Agreement. The Offering shall commence on the date hereof, and shall expire at 5:00 p.m., New York time, on March 12, 2004, and may be extended by mutual agreement of FMSC and the Company until March 17, 2004. Such period, as same may be so extended, shall hereinafter be referred to as the "Offering Period."

                           (c) Each prospective investor ("Prospective
Investor") who desires to purchase Securities shall deliver to the Selling Agent the Securities Purchase Agreement and immediately available funds in the amount necessary to purchase the number of Securities such Prospective Investor desires to purchase. The Selling Agent shall not have any obligation to independently verify the accuracy or completeness of any information contained in any Purchase Agreement or the authenticity, sufficiency, or validity of any check delivered by any Prospective Investor in payment for Securities.

                           (d) The Selling Agent shall deliver each check (or
wire of funds) received from a Prospective Investor to the Selling Agent (or directly to the escrow bank) for deposit in a segregated escrow account maintained at Signature Bank in New York, New York (or in the alternative, the funds may be deposited in an attorney escrow account) and shall deliver the executed copies of the subscription agreement received from such Prospective Investor to the Company. All funds shall be held in the segregated bank account pending acceptance of the subscription. The Company shall notify the Selling Agent promptly of the acceptance or rejection or any subscription.

                  3. Escrow; Closings; Release of Funds.

                           (a) All funds shall be placed into an escrow account
at Signature Bank pursuant to the terms of an escrow agreement to be executed between the Company, Selling Agent and the bank (or in the alternative, the funds may be deposited in an attorney escrow account). Funds shall not bear interest. In the event that a subscription is returned to an investor, it will be returned without interest or deduction. No funds shall be released without a written notice executed by the Company and FMSC and delivered to the escrow agent.

                           (b) The date that the initial subscriptions for the
first tranche of $750,000 are accepted by the Company and funds are released from the segregated account shall be deemed the "Initial Closing". At least one
(1) day prior to the release of funds, FMSC and the Company shall send written notice to each other confirming the amount of funds to be released, the name and address of each subscriber whose subscription has been accepted, and the amount of each subscription.

                           (c) The closing for the second tranche of $750,000
("Final Closing") shall be
made within five business days following the effective date of the registration statement required to be filed by the Company in accordance with the terms of the Securities Purchase Agreement. References herein to a "Closing" shall mean the Initial Closing or the Final Closing, as the context requires, and the date thereof shall be referred to as a "Closing Date."

                  4. Representations and Warranties of the Selling Agent.

                  The Selling Agent represents and warrants to the Company as follows:

                           (a) The Selling Agent is duly incorporated and
validly existing and in good standing under the laws of its State of incorporation.


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                           (b) The Selling Agent is, and at the time of each
Closing will be, a member in good standing of the NASD.

                           (c) Offers and Sales of Securities by the Selling
Agent will only be made in such jurisdictions in which the Selling Agent is a registered broker-dealer or where an applicable exemption from such registration exists.

                           (d) Offers and sales of Securities by the Selling
Agent will be made only in accordance with this Placement Agreement and in compliance with the provisions of Rule 506 of Regulation D (it being understood and agreed that the Selling Agent shall be entitled to rely upon the information and statements provided by the Prospective Investor in the Purchase Agreement and/or Section 4(2) of the Securities Act of 1933), and the Selling Agent will furnish to each investor a copy of the Documents prior to accepting any subscription for the Securities.

                  5. Compensation.

                           (a) The Selling Agent shall be entitled, on each
Closing Date, as compensation for its services as Selling Agent under this Agreement, to (i) selling Commissions equal to 10 % of the gross subscription proceeds received by the Company through subscriptions made by investors introduced by FMSC.

                           (b) In addition to the compensation payable to the
Selling Agent set forth in clause (a) above, the Company shall grant the Selling Agent (or its assigns) warrants to purchase up to 850,000 shares of Common Stock with an exercise price of $0.30 per share based upon 425,000 warrants for each tranche of the Offering ("Selling Agent Warrants"). The Selling Agent Warrants shall be exercisable for a period of three (3) years from the Final Closing Date and the Selling Agent shall be entitled to registration rights with respect to the shares of Common Stock underlying the Selling Agent Warrants on the same terms as provided to investors in the Offering. The Selling Agent Warrants shall not be redeemable. In addition, the Selling Agent shall have the right to require the Company amend the terms of the Selling Agent Warrants in the event that the NASD, Inc. Department of Corporate Finance requires amendments thereto so as to comply with the NASD rules regarding compensation. In the event that the Prospective Investors breach their commitment to provide the funds for the 2nd investment tranche, all of the Selling Agent Warrants shall be deemed immediately terminated.

                           (c) In the event that the Company seeks to redeem the
Warrants , FMSC shall also be entitled to a warrant solicitation fee in connection with the solicitation of the exercise of the Warrants equal to 5% of the aggregate exercise price of any Warrant which is exercised through the efforts of the Selling Agent as solicitation agent evidenced by written acknowledgment of the warrant holder and provided that the warrant solicitation is conducted in accordance with the rules of the NASD. The fee shall be payable only in accordance with NASD Rule 2710(6)(xii). In the event that the Company seeks to redeem the Warrants, then the Selling Agent shall be entitled to serve as warrant solicitation agent The Company may not employ any other broker dealer or agent in connection with any Warrant redemption and may not redeem the warrants, or solicit their exercise, without employing FMSC. FMSC shall have the right to deliver any warrant redemption notice on the Company's behalf and shall be named in any press release or public disclosure regarding the warrant redemption.

                  6. Representations and Warranties of the Company.

                           (a) The Company represents and warrants to, and
agrees with, the Selling
Agent that:

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                                    (i) Assuming the accuracy of the
representations and warranties of the Prospective Investors set forth in the Purchase Agreement and the representations and warranties of the Selling Agent set forth herein, the Documents (a) contain, and at all times during the period from the date hereof to and including each Closing Date, will contain all information required to be contained therein, if any, pursuant to Rules 502 and 506 of Regulation D and all applicable federal and/or state securities and "blue sky" laws, and (b) do not, and during such period will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances made therein not misleading.

                                    (ii) No Documents or information provided by
the Company to Prospective Investors, including, without limitation the SEC Reports (as defined in the Documents), shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of circumstances made therein not misleading.

                                    (iii) The Company is, and at all times
during the period from the date hereof to and including each Closing Date will be, a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, with full corporate power and authority, and has obtained all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits and declarations of and from, and has made filings with, all federal, state and local authorities, to own, lease, license, and use its properties and assets and to conduct its business as presently conducted as described in the Documents and/or in any such case where the failure to have any of the foregoing would not have a material adverse effect on the Company's presently conducted business. As of the date hereof, the Company is, and at all times during the period from the date hereof to and including each Closing Date, duly qualified to do business and is in good standing in every jurisdiction in which its ownership, leasing, licensing, or use of property and assets or the conduct of its business makes such qualification necessary except where the failure to be so qualified would not have a material adverse effect on the Company's business.

                                    (iv) The Company has made, or shall make,
during the Offering Period all required filings with the SEC and/or blue sky authorities of the appropriate states in connection with the offer and sale of the Securities so as to comply with the requirements of Regulation D and /or the laws of the various states.

                                    (v) The financial statements (the "Financial
Statements") of the Company included in the SEC Documents fairly present in accordance with generally accepted accounting principles the financial position, the results of operations, and the other information with respect to the Company purported to be shown therein at the respective dates and for the respective periods to which they apply. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, are correct and complete, and are in accordance with the books and records of the Company. There has at no time been a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of the Company from the latest information set forth in the Documents, except as may be properly described in the Documents as having occurred or as may occur and except for continued deterioration in the Company's cash position and total assets and continued losses from operations.


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                                    (vi) As of the date hereof, except as
disclosed in the Documents, there is no, and as of each Closing Date there shall not be any, litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or to the Company's knowledge threatened, with respect to the Company, or its respective operations, businesses, properties, or assets, except as properly described in the Documents or such as individually or in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties, or assets of the Company. The Company is not, nor as of each Closing Date shall be, in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree, except as properly described in the Documents or such as individually or in the aggregate do not have and will not in the future have a material adverse effect upon the operations, business, properties, or assets of the Company; nor is the Company required to take any action in order to avoid any such violation or default.

                                    (vii) As of the date hereof, the Company is
not, and at all times during the period from the date hereof to and including the Final Closing Date, shall not be, in violation or breach of, or in default with respect to complying with any material provision of any material contract, agreement, instrument, lease, license, arrangement, other than any such violation or breach which would not have, individually or in the aggregate, a material adverse effect on the Company's business, and each such contract, agreement, instrument, lease, license, arrangement, and under- standing is in full force and effect and is the legal, valid, and binding obligation of the parties thereto enforceable as to them in accordance with its terms. The Company enjoys peaceful and undisturbed possession under all leases and licenses under which it is operating as of the date hereof. As of the date hereof, the Company is not a party to or bound by any contract, agreement, instrument, lease, license, arrangement, or understanding, or subject to any charter or other restriction, which has had or may in the future have a material adverse effect on the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of the Company. The Company is not in violation or breach of, or in default with respect to, any term of its Certificate of Incorporation or By- Laws.

                                    (viii) To its best knowledge, the Company
has not infringed, is not infringing, or has not received notice of infringement with respect to asserted Intangibles of others. To the best knowledge of the Company, none of the patents, patent applications, trademarks, service marks, trade names and copyrights, and licenses and rights to the foregoing presently owned or held by the Company, materially infringe upon any like right of any other person or entity. The Company (i) owns or has the right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions of any kind whatsoever, sufficient patents, trademarks, service marks, trade names, copyrights, licenses and right with respect to the foregoing, to conduct its business as presently conducted except as set forth in the Documents, and (ii) except as set forth in the Documents, is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business as now conducted or otherwise. The Company has direct ownership of title to all its intellectual property (including all United States and foreign patent applications and patents), other proprietary rights, confidential information and know-how; owns all the rights to its Intangibles as are currently used in or have potential for use in its business.

                                    (ix) The Company has all requisite corporate
power and authority to execute, deliver, and perform this Agreement and to consummate the transactions contemplated hereby. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery, and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly


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authorized, executed, and delivered by the Company, is a legal, valid, and binding obligation of the Company, and is enforceable as to the Company in accordance with its terms. Assuming the accuracy of the representations and warranties of the Prospective Investors set forth in the Purchase Agreements and the representations and warranties of the Selling Agent set forth herein, no consent, authorization, approval, order, license, certificate, or permit of or from, or registration, qualification, declaration, or filing with, any federal, state, local, foreign, or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery, or performance by the Company of this Agreement, the consummation of the transactions contemplated hereby and thereby, except the filing of a Notice of Sales of Securities on Form D pursuant to Regulation D, and such consents, authorizations, approvals, registrations, and qualifications as may be required under all applicable federal and/or securities or "blue sky" laws in connection with the issuance, sale, and delivery of the Securities pursuant to this Agreement. No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which the Company is a party, or to which any of its properties or assets are subject, is required for the execution, delivery, or performance of this Agreement, and the consummation of the transactions contemplated hereby and thereby, and such execution, delivery and performance will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding, violate or result in a breach of any term of the certificate of incorporation or by-laws of the Company, or assuming the accuracy of the representations and warranties of the Prospective Investors set forth in the Purchase Agreements and the representations and warranties of the Selling Agent set forth herein, violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on the Company or to which any of its operations, businesses, properties, or assets are subject.

                                    (xi) The Securities conform to all
statements relating thereto as contained in the Documents. The Securities, when issued and delivered to the Prospective Investor pursuant to the terms of the Offering shall be duly authorized, validly issued, fully paid and non-assessable, without any personal liability attaching to the ownership thereof solely by being such holder and shall not have been issued in violation of any preemptive rights of stockholders.

                                    (xii) Neither the Company nor any of its
officers, directors, or affiliates, has engaged or will engage, directly or indirectly, in any act or activity that may jeopardize the status of the offering and sale of the Securities as an exempt transaction under the Act or under all applicable federal and/or state securities or "blue sky" laws of any jurisdiction in which the Securities may be offered or sold.

                  7. Covenants of the Company.

                           The Company covenants that it will:

                           (a) Notify you immediately, and confirm such notice
in writing, (i) when any event shall have occurred during the period commencing on the date hereof and ending on the Final Closing Date, as a result of which the Documents would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) of the receipt of any notification with respect to the modification, rescission, withdrawal, or suspension of the qualification or registration of the Securities, or of an exemption from such registration or qualification, in any jurisdiction. The Company will use its best efforts to prevent the issuance of any such modification, rescission, withdrawal, or suspension and if you so request, to obtain the lifting thereof as promptly as possible.


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                           (b) Not make any supplement or amendment to the
Documents unless such supplement or amendment complies with the requirements of the Act and Regulation D and the applicable federal and/or state securities and "blue sky' laws and unless FMSC shall have received copies of same. If, at any time during the period commencing on the date hereof and ending on the Final Closing Date, any event shall have occurred as a result of which the Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or if, in the opinion of counsel to the Company or counsel to the Selling Agent, it is necessary at any time to supplement or amend the Documents to comply with the Act, Regulation D, or any applicable securities or "blue sky" laws, the Company will promptly prepare an appropriate supplement or amendment (in form and substance satisfactory to FMSC) which will correct such statement or omission or which will effect such compliance. The Company shall deliver copies of the FMSC Supplement to all Prospective Investors.

                           (c) Deliver without charge to the Selling Agent such
number of copies of the Documents and any supplement or amendment thereto as may reasonably be requested by the Selling Agent.

                           (d) Use its best efforts to establish an exemption
from such qualification or registration under, the securities or "blue sky" laws of such jurisdictions as requested by the Selling Agent; provided, however, that the Company will not be obligated to qualify to do business as a dealer in securities in any jurisdiction in which it is not so qualified. The Company will not consummate any sale of Securities in any jurisdiction or in any manner in which such sale may not be lawfully made.

                           (e) At all times during the period commencing on the
date hereof and ending on the Final Closing Date, provide to each Prospective Investor or his Purchaser Representative (as defined in Regulation D), if any, on request, such information (in addition to that contained in the Documents) concerning the Offering, the Company and any other relevant matters, as it possesses or can acquire without unreasonable effort or expense, and to extend to each Prospective Investor or his Purchaser Representative, if any, the opportunity to ask questions of, and receive answers from officers of the Company concerning the terms and conditions of the Offering and the business of the Company and to obtain any other additional information, to the extent it possesses the same or can acquire it without reasonable effort or expense, as such Prospective Investor or Purchaser Representative may consider necessary in making an informed investment decision or in order to verify the accuracy of the information furnished to such Prospective Investor or Purchaser Representative, as the case may be.

                           (f) Notify you promptly of the acceptance or
rejection of any subscription. The Company shall not (i) accept subscriptions from, or make sales of Securities to, any Prospective Investors who are not, to the Company's knowledge, accredited investors, or (ii) unreasonably reject any subscription for Securities.

                           (g) File five copies of a Notice of Sales of
Securities on Form D with the Securities and Exchange Commission (the "Commission") and each state regulatory agency no later than 15 days after the first sale of the Securities; provided, however, the Company shall make the required filings with the State of New York prior to commencement of any offer or sales activities in the State of New York. The Company shall file promptly such amendments to such Notice on Form D as shall become necessary and, as requested by you, shall also comply with any filing requirement imposed by the laws of any state or jurisdiction in which offers and sales are made. The Company shall furnish FMSC with copies of all such filings (including copies of cover letters and filing receipts). All filing and other expenses incurred by the Company in connection with such filings shall be borne by the Company


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                           (h) Not, directly or indirectly, engage in any act or
activity which may jeopardize the status of the offering and sale of the Securities as exempt transactions under the Act or under the securities or "blue sky" laws of any jurisdiction in which the Offering maybe made. Without limiting the generality of the foregoing, and notwithstanding anything contained herein to the contrary, the Company shall not, directly or indirectly, engage in any offering of securities which, if integrated with the Offering in the manner prescribed by Rule 502(a) of Regulation D and applicable releases of the Commission, may jeopardize the status of the offering and sale of the Securities as exempt transactions under Regulation D.

                           (i) Not, during the period commencing on the date
hereof and ending on the Final Closing Date, issue any press release or other communication, or hold any press conference with respect to the Company, its financial condition, results of operations, business, properties, assets, or liabilities, or the Offering, without your prior written consent, except as required by applicable securities laws and except as may be related to the marketing and sale of its products in the normal course of business.

                           (j) The Company shall deliver to First Montauk
Securities Corp., as agent for the Subscribers duly executed copies of lockup agreements ("Lockup Agreements") as follows: (i) officer and directors of the Company shall agree not to sell, transfer, assign, pledge or hypothecate in any manner any securities of the Company beneficially owned by them (as determined in accordance with Section 13d of the Securities and Exchange Act of 1934 and the rules promulgated thereunder) or to engage in any "short sales" for a period commencing on the date hereof and ending on a date which is one year from the date of funding of 2nd tranche of the Purchase Price, provided, however, officers and directors shall be allowed to exercise currently outstanding options for which the shares underlying such options were previously registered on a Form S-8 registration statement and, beginning 90 days after the Effective Date, shall be allowed to sell up to 30,000 shares per month as long as the sale price of any sale of Common Stock by the undersigned is equal to or exceeds $0.25 per share and (ii) "founding shareholders" (as set forth on Schedule 8(p)) of the Securities Purchase Agreement beneficially owning approximately 7,000,000 shares of Common Stock of the Company shall agree not to sell, transfer, assign, pledge or hypothecate in any manner any securities of the Company beneficially owned by them (as determined in accordance with Section 13d of the Securities and Exchange Act of 1934 and the rules promulgated thereunder) or to engage in any "short sales" for a period commencing on the date hereof and ending on a date which is 90 days after the Effective Date (as defined in Section 10 of the Securities Purchase Agreement); provided however, the founding shareholders shall each be allowed to sell up to 50,000 shares per month as long as the sale price of any sale of Common Stock by such persons is equal to or exceeds $0.25 per share.

                  8. Payment of Expenses.

                  The Company hereby agrees to pay all fees, charges, and expenses incident to the performance by the Company of its obligations hereunder, including, without limitation, all fees, charges, and expenses in connection with:(i) the preparation and printing of the Documents and all other documents relating to the offering, purchase, sale, and delivery of the Securities, and any supplements or amendments thereto, including the cost of all copies thereof; (ii) the issuance, sale, transfer, and delivery of the Securities, including any transfer or other taxes payable thereon and the fees of any transfer agent or registrar; (iii) the registration or qualification of the Securities or the securing of an exemption therefrom under state or foreign "blue sky" or securities laws, including without limitation, filing fees payable in the jurisdictions in which such registration or qualification or exemption therefrom is sought and disbursements in connection therewith; and (v) the fees of counsel to the Selling Agent in the amount of $15,000, of which $2,500 has been delivered previously as a non- refundable advance. $10,000 shall be paid at the Initial Closing and the remainder at the Final Closing.


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                  9. Conditions of Selling Agent's Obligations.

                           The obligations of the Selling Agent pursuant to this
Agreement shall be subject, in its discretion, to the continuing accuracy of the representations and warranties of the Company contained herein and in each certificate and document contemplated under this Agreement to be delivered to the Selling Agent, as of the date hereof and as of each Closing Date, with respect to the performance by the Company of its obligations hereunder, and to the following conditions:

                           (a) At each Closing, the Selling Agent shall have
received a certificate of the
chief executive officer and of the chief financial officer of the Company, dated the applicable Closing Date to the effect that, as of the date of this Agreement and as of the applicable Closing Date the representations and warranties of the Company contained herein were and are accurate, and that as of the Closing Date the obligations to be performed by the Company hereunder on or prior thereto have been fully performed. Notwithstanding the foregoing, the Company hereby represents and warrants that at each Closing, the representations and warranties contained herein shall be true and correct in all respects.

                           (b) All proceedings taken in connection with the
issuance, sale, and delivery of the Securities shall be satisfactory in form and substance to FMSC. Certificates representing the Securities subscribed by persons introduced to the Company by FMSC shall be delivered to FMSC within 5 business days after the release of subscription funds to the Company.

                           (d) There shall not have occurred after the date
hereof, at any time prior to each Closing: (A) any domestic or international event, act, or occurrence which has materially disrupted, or in your opinion will in the immediate future materially disrupt the securities markets; (B) a general suspension of, or a general limitation on prices for, trading in securities on the Nasdaq SmallCap Market or the over-the-counter market; (C) any banking moratorium declared by a state or federal authority; (D) any material interruption in the mail service or other means of communication within the United States; (E) any material adverse change in the business, properties, assets, results of operations, or financial condition of the Company; or (F) any change in the market for securities in general or in political, financial, or economic conditions which, in your judgment, makes it inadvisable to proceed with the offering, sale, and delivery of the Securities.

                           (e) The Company shall have caused its legal counsel
to deliver a legal opinion in form and substance acceptable to the Selling Agent and the investors in the Offering, substantially in the form of Exhibit A annexed hereto.

                           Any certificate or other document signed by any
officer of the Company and delivered to you or to your counsel at a Closing shall be deemed a representation and warranty by the Company hereunder as to the statements made therein. If any condition to your obligations hereunder has not been fulfilled as and when required to be so fulfilled, you may terminate this Agreement or, if you so elect, in writing waive any such conditions which have not been fulfilled or extend the time for their fulfillment. In the event that you elect to terminate this Agreement, you shall notify the Company of such election in writing. Upon such termination, neither party shall have any further liability or obligation to the other except as provided in Section 10 hereof.


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



                  10.      Termination.

                           This Agreement may be terminated by the Selling Agent
(i) at anytime in the event the Selling Agent has determined, in good faith, that the Documents fail to contain a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) upon three days written notice. In the event that the Agreement is terminated as the result of a material breach by the Company of any covenant, representation or warranty contained in this Agreement then, in that event, and provided the Selling Agent is not in breach hereunder, the Company shall be liable for the Selling Agent's reasonable expenses, including counsel fees up to $15,000. The Company may not terminate this Agreement in the absence of a material breach of any covenant, representation or warranty contained in this Agreement made by the Selling Agent.

                  11. Indemnification and Contribution.

                           (a) The Company agrees to indemnify and hold harmless
the Selling Agent, its officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls the Selling Agent within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all loss, liability, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 11, but not be limited to, attorneys' fees and any and all expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon, or in connection with (A) any untrue statement or alleged untrue statement of a material fact contained in the Documents, or (B) in any application or other document or communication (it being understood that neither the Company nor any officer, director or employee shall provide any information to any Prospective Investor which is not contained in the Documents) (in this Section 11 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify the Securities under the "blue sky" or securities laws thereof or in order to secure an exemption from such registration or qualification or filed with the Commission; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company as stated in
Section 11(b) with respect to the Selling Agent expressly for inclusion in the Documents or in any application, as the case may be; or (ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Agreement.

                           If any action is brought against the Selling Agent or
any of its officers, directors, partners, employees, agent, or counsel, or any controlling persons of the Selling Agent (an "indemnified party"), in respect of which indemnify may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company (the "indemnifying party") in writing of the institution of such action (but the failure so to notify shall not relieve the indemnifying party from any liability it may have other than pursuant to this Section 11(a)) and the indemnifying party shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such indemnified party or parties) and payment of expenses. Such indemnified party shall have the right to employ its own counsel in any such case, but the fees and expense of such counsel shall be at the expense of such indemnified party unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or the indemnifying party shall not have promptly employed counsel satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to one or more of the indemnifying parties, in any of which events such fees and expenses of one such counsel shall be borne by the indemnifying party and the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this paragraph to the contrary notwithstanding, the indemnifying party shall not be liable for any settlement of any such claim or action effected without its written consent. The Company agrees promptly to notify the Selling Agent of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of the Securities, the Documents, or any application.

                           (b) The Selling Agent agrees to indemnify and hold
harmless the Company, its officers, directors, employees, agents, and counsel, and each other person, if any, who controls the Company within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Selling Agent in Section 11(a), with respect to any and all loss, liability, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 11, but not be limited to, attorneys' fees and any and all expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon, or in connection with (i) statements or omissions, if any, made in the Documents in reliance upon and in conformity with written information furnished to the Company as stated in this Section 11 with respect to the Selling Agent expressly for inclusion in the Documents, and (ii) the failure of the Selling Agent to comply with the provisions of Section 2(c) hereof or with the "blue sky" or securities laws of the jurisdictions in which the Selling Agent solicits offers to buy or offers to sell any Securities or any breach of any representation, warranty, covenant or agreement of the Selling Agent contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability the Selling Agent may otherwise have, including liabilities arising under this Agreement. If any action shall be brought against the Company or any other person so indemnified based on the Documents and in respect of which indemnity may be sought against the Selling Agent pursuant to this Section 12, the Selling Agent shall have the rights and duties given to the indemnifying party, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 11(a) hereof.

                           (c) To provide for just and equitable contribution,
if (i) an indemnified party makes a claim for indemnification pursuant to
Section 11(a) or 11(b) hereof but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act, or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any officer, director, employee, agent, or counsel of the Company, or any controlling person of the Company), on the one hand, and the Selling Agent (including for this purpose any contribution by or on behalf of an indemnified party), on the other hand, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, on the one hand, and the Selling Agent, on the other hand; provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of the Company and the Selling Agent in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses shall also be considered. The relative benefits received by the Company, on the one hand, and the Selling Agent, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of compensation payable to the Placement Agent pursuant to Section 5(a) hereof but before deducting expenses) received by the Company, and (y) the compensation received by the Selling Agent pursuant to Section 5(a) hereof.

                           The relative fault, in the case of an untrue
statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by the Selling Agent, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Selling Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Selling Agent for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 11(c). In no case shall the Selling Agent by responsible for a portion of the contribution obligation in excess of the compensation received by it pursuant to Section 5(a) hereof. No person guilty of a fraudulent misrepresentation shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 11(c), each person, if any, who controls the Selling Agent within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act and each officer, director, partners, employee, agent, and counsel of the Selling Agent, shall have the same rights to contribution as the Selling Agent, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, employee, agent, and counsel of the Company, shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 11(c). Anything in this Section 11(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent.

                  12. Non-Solicitation.

                  The Company agrees that, for a period of 36 months from the date hereof, it shall not solicit any offer to buy from or offer to sell to any person introduced to the Company by the Selling Agent in connection with the Offering, directly or indirectly, any securities of the Company or of any other entity, or provide the name of any such person to any other securities broker or dealer or selling agent. In the event that the Company or any of its affiliates, directly or indirectly, solicits, offers to buy from or offers to sell to any such person any such securities, or provides the name of any such person to any other securities broker or dealer or selling agent, and such person purchases such securities or purchases securities from any other securities broker or dealer or selling agent, the Company shall pay to the Selling Agent an amount equal to 10% of the aggregate purchase price of the securities so purchased by such person. Upon receipt of written request by the Selling Agent, the Company shall promptly deliver to the Selling Agent the terms of any financing completed within the 36 month period, as well as the names of the investors.

                  13. Representations and Agreements to Survive Delivery.

                  All representations, warranties, covenants, and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants, and agreements at the Closing Date and, such representations, warranties, covenants, and agreements, including the indemnification and contribution agreements contained in Section 11, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Selling Agent or any indemnified person, or by or on behalf of the Company or any person or entity which is entitled to be indemnified under Section 11(b), and shall survive termination of this Agreement or the issuance, sale, and delivery of the Securities. In addition, notwithstanding any election hereunder or any termination of this Agreement, and whether or not the terms of this Agreement are otherwise carried out, the provisions of Sections 6, 11 and 12 shall survive termination of this Agreement and shall not be affected in any way by such election or termination or failure to carry out the terms of this Agreement or any part thereof.

                  14. Notices.

                  All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be either (i) mailed by first class mail in which case delivery shall be deemed to be made three days following deposit in the United States mail; or (ii) sent by overnight courier service in case delivery shall be deemed to be made upon receipt, to: First Montauk Securities Corp., Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, New Jersey 07701 Attention: Ernest Pellegrino, with a copy to Goldstein & DiGioia LLP, 45 Broadway, New York, New York 10006 Attn: Brian C. Daughney, Esq.; The Project Group, Inc. 333 N. Sam Houston Parkway, Houston, TX 77060 Attn: Craig Crawford, President, with a copy to Seth Farbman, Esq. 150 West 46th Street, New York, New York 10036.

                  15. Parties.

                  This Agreement shall inure solely to the benefit of, and shall be binding upon, the Selling Agent and the Company and the persons and entities referred to in Section 11 who are entitled to indemnification or contribution, and their respective successors, legal representatives, and assigns (which shall not include any purchaser, as such, of Securities), and no other person shall have or be construed to have any legal or equitable right remedy, or claim under or in respect of or by virtue of this Agreement or any provision herein contained.

                  16. Construction.

                  This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to conflict of laws.

[signature page appears next]

                  17. Counterparts.

                  This Agreement may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.


                  If the foregoing correctly sets forth the understanding between us, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                               Very truly yours,

                                               The Project Group, Inc.


                                          By:   /s/ Craig Crawford
                                                --------------------------------
                                                Name:    Craig Crawford
                                                Title:   President
Accepted as of the date first above written:

FIRST MONTAUK SECURITIES CORP.


By:
    ---------------------------
         Name:
         Title:

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